SCHEDULE A

FEE AND EXPENSE AGREEMENT

WELLS FARGO FUNDS TRUST

(Capped Operating Expense Ratios)

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	0.71% 1.46% 0.96% 0.28% 0.71% 0.57% 0.33%	August 31, 2019 August 31, 2019 August 31, 2019 August 31, 2019 August 31, 2019 August 31, 2019 August 31, 2019
Adjustable Rate Government Fund Class A Class C Administrator Class Institutional Class	0.74% 1.49% 0.60% 0.46%	December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018
Alternative Risk Premia Fund[1] Class R6 Institutional Class	0.62% 0.72%	December 4, 2019 December 4, 2019
Asia Pacific Fund Class A Class C Administrator Class Institutional Class	1.60% 2.35% 1.50% 1.25%	February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019
Asset Allocation Fund Class A Class C Class R Class T Administrator Class Institutional Class	1.13% 1.88% 1.38% 0.87% 0.95% 0.80%	August 31, 2020 August 31, 2020 August 31, 2020 August 31, 2019 August 31, 2020 August 31, 2020
C&B Large Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.08% 1.83% 0.65% 1.00% 0.75%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
C&B Mid Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.25% 2.00% 0.80% 1.15% 0.90%	January 31, 2019 January 31, 2019 January 31, 2020 January 31, 2019 January 31, 2019
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.80% 1.55% 0.60% 0.50%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
California Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.75% 1.50% 0.55% 0.48%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
Capital Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.11% 1.86% 0.60% 0.94% 0.70%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.50%	May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019
Colorado Tax-Free Fund[2] Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.60% 0.52%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
Common Stock Fund Class A Class C Class R6 Administrator Class Institutional Class	1.26% 2.01% 0.85% 1.10% 0.85%	January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019
Conservative Income Fund Institutional Class	0.27%	December 31, 2018
Core Bond Fund Class A Class C Class R Class R4 Class R6 Class T Administrator Class Institutional Class	0.78% 1.53% 1.03% 0.52% 0.37% 0.78% 0.70% 0.42%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Core Plus Bond Fund Class A Class C Class R6 Class T Administrator Class Institutional Class	0.73% 1.48% 0.35% 0.73% 0.62% 0.40%	December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018
Disciplined Small Cap Fund Class A Class R6 Administrator Class Institutional Class	0.93% 0.50% 0.85% 0.60%	July 31, 2020 July 31, 2019 July 31, 2019 July 31, 2019
Disciplined U.S. Core Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	0.87% 1.62% 1.12% 0.43% 0.87% 0.74% 0.48%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class	1.22% 1.97% 0.84% 1.15% 0.89%	January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019
Diversified Capital Builder Fund Class A Class C Class T Administrator Class Institutional Class	1.20% 1.95% 1.20% 1.05% 0.78%	January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019
Diversified Equity Fund Class A Class C Administrator Class	1.25% 2.00% 1.00%	September 30, 2019 September 30, 2019 September 30, 2019
Diversified Income Builder Fund Class A Class C Class T Class R6 Administrator Class Institutional Class	0.85% 1.60% 1.08% 0.42% 0.77% 0.52%	January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2020 January 31, 2019 January 31, 2019
Diversified International Fund Class A Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 0.89% 1.25% 0.99%	February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019
Dynamic Target Today Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2015 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2020 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2025 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2030 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2035 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2040 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2045 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2050 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2055 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Dynamic Target 2060 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Emerging Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.28% 2.03% 0.85% 1.20% 0.90%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Emerging Markets Bond Fund	0.00%	June 30, 2019
Emerging Markets Equity Fund Class A Class C Class R6 Class T Administrator Class Institutional Class	1.58% 2.33% 1.15% 1.58% 1.46% 1.19%	February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019
Emerging Markets Equity Income Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	1.62% 2.37% 1.87% 1.17% 1.62% 1.45% 1.22%	February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019
Endeavor Select Fund Class A Class C Administrator Class Institutional Class	1.20% 1.95% 1.00% 0.80%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Enterprise Fund Class A Class C Class R6 Administrator Class Institutional Class	1.18% 1.93% 0.80% 1.10% 0.85%	January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019
Factor Enhanced Emerging Markets Fund	0.00%	June 30, 2019
Factor Enhanced Institutional Fund	0.00%	June 30, 2019
Factor Enhanced Large Cap Fund	0.00%	June 30, 2019
Factor Enhanced Small Cap Fund	0.00%	June 30, 2019
Global Investment Grade Credit Fund[3] Class R6 Institutional Class	0.45% 0.50%	March 31, 2020 March 31, 2020
Global Small Cap Fund Class A Class C Administrator Class Institutional Class	1.55% 2.30% 1.40% 1.15%	February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019
Government Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class Sweep Class	0.60% 0.35% 0.20% 0.14% 0.50% 0.77%	May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019
Government Securities Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.64% 0.48%	December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018
Growth Balanced Fund Class A Class C Administrator Class	1.13% 1.88% 0.95%	September 30, 2019 September 30, 2019 September 30, 2019
Growth Fund Class A Class C Class R6 Class T Administrator Class Institutional Class	1.16% 1.91% 0.70% 1.16% 0.96% 0.75%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.43%	May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019
High Yield Bond Fund Class A Class C Class T Administrator Class Institutional Class	0.93% 1.68% 0.93% 0.80% 0.53%	December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018
High Yield Corporate Bond Fund	0.00%	June 30, 2019
High Yield Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.80% 1.55% 0.50% 0.70% 0.55%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
Index Asset Allocation Fund Class A Class C Administrator Class Institutional Class	1.08% 1.83% 0.90% 0.75%	January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019
Index Fund Class A Class C Administrator Class	0.45% 1.20% 0.25%	September 30, 2019 September 30, 2019 September 30, 2019
Intermediate Tax/AMT-Free Fund Class A Class C Class R6 Administrator Class Institutional Class	0.70% 1.45% 0.40% 0.60% 0.45%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
International Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	1.03% 1.78% 0.65% 0.85% 0.70%	February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019
International Equity Fund[4] Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	1.14% 1.89% 1.39% 0.84% 1.14% 1.14% 0.89%	February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019
International Government Bond Fund	0.00%	June 30, 2019
International Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 0.90% 1.25% 1.00%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.20% 1.00%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Intrinsic Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.11% 1.86% 1.36% 0.65% 0.95% 0.70%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.25% 0.95%	February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019
Large Cap Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.08% 1.83% 1.33% 0.65% 0.97% 0.67%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	1.07% 1.82% 1.32% 0.80% 0.65% 0.95% 0.75%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Large Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.83% 1.58% 0.40% 0.75% 0.50%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Low Volatility U.S. Equity Fund[5] Class A Class C Class R6 Administrator Class Institutional Class	0.83% 1.58% 0.40% 0.75% 0.50%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Minnesota Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.60% 0.52%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
Moderate Balanced Fund Class A Class C Administrator Class Institutional Class	1.15% 1.90% 0.90% 0.80%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Money Market Fund Class A Class C Premier Class Service Class	0.60% 1.35% 0.20% 0.50%	May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019
Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.75% 1.50% 0.43% 0.60% 0.48%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	May 31, 2019 May 31, 2019 May 31, 2019
National Tax-Free Money Market Fund Class A Administrator Class Premier Class Service Class	0.60% 0.30% 0.20% 0.45%	May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019
North Carolina Tax-Free Fund[6] Class A Class C Institutional Class	0.85% 1.60% 0.54%	October 31, 2019 October 31, 2019 October 31, 2019
Omega Growth Fund Class A Class C Class R Administrator Class Institutional Class	1.30% 2.05% 1.55% 1.10% 0.85%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Opportunity Fund[7] Class A Class C Administrator Class Institutional Class	1.21% 1.96% 1.00% 0.75%	January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019
Pennsylvania Tax-Free Fund Class A Class C Institutional Class	0.74% 1.49% 0.49%	October 31, 2019 October 31, 2019 October 31, 2019
Precious Metals Fund Class A Class C Administrator Class Institutional Class	1.09% 1.84% 0.95% 0.79%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Premier Large Company Growth Fund Class A Class C Class R4 Class R6 Class T Administrator Class Institutional Class	1.11% 1.86% 0.80% 0.65% 1.11% 1.00% 0.70%	November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019 November 30, 2019
Real Return Fund Class A Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 0.40% 0.60% 0.45%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Short Duration Government Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 0.37% 0.60% 0.42%	December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018
Short-Term Bond Fund Class A Class C Class R6 Institutional Class	0.72% 1.47% 0.40% 0.45%	December 31, 2018 December 31, 2018 December 31, 2019 December 31, 2018
Short-Term High Yield Bond Fund Class A Class C Class T Administrator Class Institutional Class	0.81% 1.56% 0.81% 0.65% 0.50%	December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018
Short-Term Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.63% 1.38% 0.35% 0.60% 0.40%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
Small Cap Core Fund[8] Class A Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 0.90% 1.25% 1.00%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Small Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.28% 2.03% 0.83% 1.08% 0.88%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Small Company Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 0.90% 1.20% 0.95%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Small Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.15% 1.90% 0.75% 1.05% 0.85%	September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019 September 30, 2019
Specialized Technology Fund Class A Class C Administrator Class Institutional Class	1.38% 2.13% 1.28% 1.03%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Special Mid Cap Value Fund[9] Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	1.19% 1.94% 1.44% 0.76% 1.22% 1.11% 0.85%	January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019 January 31, 2019
Special Small Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.34% 2.09% 1.59% 0.89% 1.20% 0.94%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.90% 1.65% 0.75% 0.60%	February 28, 2019 February 28, 2019 February 28, 2019 February 28, 2019
Strategic Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.82% 1.57% 0.43% 0.68% 0.48%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
Target Today Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Target 2010 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Target 2020 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Target 2030 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Target 2040 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class	0.65% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Target 2060 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.65% 1.40% 0.90% 0.34% 0.19% 0.54%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	1.23% 1.98% 1.15% 0.90%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Select Class[10] Service Class Sweep Class	0.60% 0.35% 0.20% 0.14% 0.45% 0.83%	May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class	0.70% 1.45% 0.55% 0.35%	December 31, 2018 December 31, 2018 December 31, 2018 December 31, 2018
Ultra Short-Term Municipal Income Fund Class A Class C Class R6 Administrator Class Institutional Class	0.67% 1.42% 0.32% 0.60% 0.37%	October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019 October 31, 2019
U.S. Core Bond Fund	0.00%	June 30, 2019
Utility and Telecommunications Fund Class A Class C Administrator Class Institutional Class	1.14% 1.89% 0.95% 0.78%	July 31, 2019 July 31, 2019 July 31, 2019 July 31, 2019
WealthBuilder Conservative Allocation Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2019 September 30, 2019 September 30, 2019
WealthBuilder Equity Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2019 September 30, 2019 September 30, 2019
WealthBuilder Growth Allocation Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2019 September 30, 2019 September 30, 2019
WealthBuilder Growth Balanced Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2019 September 30, 2019 September 30, 2019
WealthBuilder Moderate Balanced Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2019 September 30, 2019 September 30, 2019
Wisconsin Tax-Free Fund Class A Class C Institutional Class	0.70% 1.45% 0.52%	October 31, 2019 October 31, 2019 October 31, 2019
100% Treasury Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.60% 0.30% 0.20% 0.50% 0.83%	May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019 May 31, 2019

Schedule A amended:  November 9, 2018

1On November 9, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Alternative Risk Premia Fund, effective on or about December 3, 2018.

2On November 9, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the Colorado Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the reorganization will occur on or about March 15, 2019.

3On November 9, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Global Investment Grade Credit Fund, effective on or about March 1, 2019.

4On May 23, 2018, the Board of Trustees of Wells Fargo Funds Trust were notified of reductions to the net operating expense ratio (NOER) for Class R6 and Institutional Class of the International Equity Fund.  Effective March 1, 2019 the NOERs will be as follows through February 29, 2020:  Class R6 0.79%; Institutional Class 0.84%

5On May 23, 2018, the Board of Trustees of Wells Fargo Funds Trust were notified of reductions to the net operating expense ratio (NOER) for each share class of the Low Volatility U.S. Equity Fund.  Effective December 1, 2018 the NOERs will be as follows through November 30, 2019:  Class A 0.73%; Class C 1.48%; Class R6 0.30%; Administrator Class 0.65%; Institutional Class 0.40%

6On November 9, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the North Carolina Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the reorganization will occur on or about March 15, 2019.

7On May 23, 2018, the Board of Trustees of Wells Fargo Funds Trust were notified of reductions to the net operating expense ratio (NOER) for Class A and Class C of the Opportunity Fund.  Effective February 1, 2019 the NOERs will be as follows through January 31, 2020:  Class A 1.18%; Class C 1.93%

8On October 25, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the Small Cap Core Fund, effective December 14, 2018.

9On May 23, 2018, the Board of Trustees of Wells Fargo Funds Trust were notified of reductions to the net operating expense ratio (NOER) for each share class of the Special Mid Cap Value Fund.  Effective February 1, 2019 the NOERs will be as follows through January 31, 2020:  Class A 1.16%; Class C 1.91%; Class R 1.41%; Class R6 0.73%; Administrator Class 1.08%; Institutional Class 0.83%

0On November 9, 2018 the Board of Trustees of Wells Fargo Funds approved the establishment of the Select Class to the Treasury Plus Money Market Fund, effective on or about February 1, 2019.

The foregoing schedule of capped operating expense ratios is agreed to as of November 9, 2018 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

                        Andrew Owen

                        President

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
             Paul Haast

Senior Vice President